                                                                     EXHIBIT 4.5

--------------------------------------------------------------------------------


                                UNIT AGREEMENT


                                    BETWEEN


                          UNIFI COMMUNICATIONS, INC.
                           (A DELAWARE CORPORATION)



                                      AND


                              FLEET NATIONAL BANK



                      __________________________________

                         DATED AS OF FEBRUARY 21, 1997

                      __________________________________






--------------------------------------------------------------------------------

     UNIT AGREEMENT dated as of February 21, 1997 among UNIFI Communications, Inc., a Delaware corporation (the "Company"), and Fleet National Bank, a national banking association, as Unit Agent, Warrant Agent and Trustee.

     WHEREAS, the Company proposes to issue $175,000,000 aggregate principal amount of its 14% Senior Notes due 2004 (the "Notes") pursuant to an Indenture dated as of February 21, 1997 (the "Indenture") between the Company and Fleet National Bank as Trustee (the "Trustee"), and to issue 175,000 warrants (the "Warrants"), each Warrant entitling the holder thereof to purchase initially
27.524674 shares of its Common Stock, par value $.01 per share (the "Common Stock"). The Notes and the Warrants will initially be represented by units (the "Units"), with each Unit consisting of $1,000 principal amount of Notes and one Warrant of the Company. Fleet National Bank has agreed with the Company to act as warrant agent for the Warrants (the "Warrant Agent").

     WHEREAS, the Company, the Trustee and the Warrant Agent desire to appoint Fleet National Bank to act as their agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and for the registration of transfers and exchanges thereof. Fleet National Bank, in such capacity, is referred to herein as the "Unit Agent."

     WHEREAS, the Units will be exchangeable for the Notes and the Warrants represented thereby upon the earliest to occur of: (i) 180 days after the date of original issuance of the Units, (ii) the effective date of the Exchange Offer (as defined in the Indenture) (iii) such date as may be determined by the Initial Purchaser (as defined in the Indenture) and specified to the Company, the Trustee, the Warrant Agent and the Unit Agent in writing. The date on which an event listed in the preceding sentence occurs is referred to as the "Separation Date."

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1.  Appointment of Unit Agent.  (a)  The Company hereby appoints
                 -------------------------
the Unit Agent to act as agent for the Company in accordance with and subject to the terms and conditions set forth in this Agreement, and the Unit Agent hereby accepts such appointment.

     (b) The Trustee and the Company hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Indenture) for the Notes for so long as the Notes are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Indenture.

     (c) The Warrant Agent and the Company hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Warrant Agreement) for the Warrants for so long as the Warrants are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Warrant Agreement.

     SECTION 2.  Unit Certificates.  The Units will initially be issued either
                 -----------------
in global form (the "Global Units"), substantially in the form of Exhibit A (including footnotes 1 and 2 thereto), or in registered form as definitive Unit certificates ("Definitive Units"), substantially in the form of Exhibit A (not including footnotes 1 and 2 thereto). Each Global Unit shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the aggregate Units from time to time endorsed thereon and that the aggregate amount of outstanding Units represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the amount of outstanding Units represented thereby shall be made by the Unit Agent and depositary with respect to the Global Units (the "Depositary") in accordance with written instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary with respect to the Global Units until a successor shall be appointed by the Company and the Unit Agent. Upon written request, a Unit holder may receive from the Depositary and Unit Agent Definitive Units as set forth in Section 5 below.

     SECTION 3.  Execution of Unit Certificates.  Unit Certificates shall be
                 ------------------------------
signed on behalf of the Company by the Company's Chairman of the Board, its President or a Vice President (each an "Executing Officer"). Each such signature upon the Unit Certificates may be in the form of a facsimile signature of the Executing Officer and may be imprinted or otherwise reproduced on the Unit Certificates.

     In case any Executing Officer of the Company who shall have signed any of the Unit Certificates shall cease to be an

Executing Officer before the Unit Certificates so signed shall have been authenticated by the Unit Agent, or disposed of by the Company, such Unit Certificates nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be an Executing Officer of the Company; and any Unit Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Unit Certificate, shall be a proper Executing Officer of the Company to sign such Unit Certificate, although at the date of the execution of this Unit Agreement or the authentication of any such Unit Certificates any such person was not such officer.

     SECTION 4.  Registration and Authentication.  The Unit Agent, on behalf of
                 -------------------------------
the Company, shall number and register the Unit Certificates in a register as they are issued by the Company. Unit Certificates shall be manually authenticated by the Unit Agent and shall not be valid for any purpose unless so authenticated. Unit Certificates shall be dated the date of authentication by the Unit Agent. The Unit Agent shall, upon written instructions of the Chairman of the Board, the President or any Vice President of the Company specifying the amount of Units to be authenticated, whether the Units are to be Global Units or Definitive Units, and such other information as the Unit Agent may request, initially authenticate and deliver not more than 175,000 Units and shall thereafter authenticate and deliver Units as otherwise provided in this Agreement.

     The Company and the Unit Agent may deem and treat the registered holder(s) of the Unit Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Unit Agent shall be affected by any notice to the contrary.

     SECTION 5.  Registration of Transfers and Exchanges.
                 ---------------------------------------

     (a) Transfer and Exchange of Definitive Units.  Prior to the Separation
         -----------------------------------------
Date, when Definitive Units are presented to the Unit Agent with a request:

       (i)     to register the transfer of the Definitive Units; or

       (ii) to exchange such Definitive Units for an equal number of Definitive Units of other authorized denominations, the Unit Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 5 for such transactions are met; provided, however, that the Definitive Units presented or
                      --------  -------
surrendered for registration of transfer or exchange:

     (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Unit Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

     (y) in the case of Units the offer and sale of which have not been registered under the Act (as defined below) and are presented for registration of transfer or exchange prior to (I) the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Unit, or any predecessor thereto, and (II) such later date, if any, as may be required by any subsequent change in applicable law, such Units shall be accompanied, by the following additional information and documents, as applicable:

          (A) if such Unit is being delivered to the Unit Agent by the registered holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto);
                                             ---------

          (B) if such Unit is being transferred to a Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) in accordance with Rule 144A under the Act, a certification to that effect (in substantially the form of Exhibit B hereto);
               ---------

          (C) if such Unit is being transferred (I) to an institutional "accredited investor" within the meaning of subparagraph (a)(1),
               (a)(2), (a)(3) or (a)(7) of Rule 501 under the Act or (II) pursuant to an exemption from registration in accordance with Rule 144 under the Act or (III) pursuant to a private placement exemption from the registration requirements of the Act (in the case of clauses (I), (II) and (III) based on an opinion of counsel if the Unit Agent so requests or if the Company so requests and notifies the Unit Agent), a certification to that effect (in substantially the form of Exhibit B hereto) and a certificate
                                         ---------
               from the applicable transferee (in substantially the form of
               Exhibit C hereto);
               ---------

          (D) if such Unit is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Act (and based on an opinion of counsel if the Unit Agent so requests or if the Company so requests and notifies the Unit Agent), a certification to that effect (in substantially the forms of Exhibits B and D
                                                             ----------     -
               hereto); or

          (E) if such Unit is being transferred in reliance on another exemption from the registration requirements of the Act, a certification to that effect (in substantially the form of

               Exhibit B hereto) and an opinion of counsel reasonably acceptable
               ---------
               to the Company or the Unit Agent to the effect that such transfer is in compliance with the Act.

          (b) Restrictions on Exchange and Transfer of a Definitive Unit for a
              ----------------------------------------------------------------
Beneficial Interest in a Global Unit.  A Definitive Unit may not be exchanged
------------------------------------
for a beneficial interest in a Global Unit except upon satisfaction of the requirements set forth below. Upon receipt by the Unit Agent of a Definitive Unit, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Unit Agent, together with:

          (A) certification from the holder thereof (substantially in the form of Exhibit B hereto), that such Definitive Unit is being
                  ---------
               transferred to a "Qualified Institutional Buyer" (as defined in Rule 144A under the Act) in accordance with Rule 144A under the Act; and

          (B) written instructions directing the Unit Agent to make, or to direct the Depositary to make, an endorsement on the Global Unit to reflect an increase in the aggregate amount of the Units represented by the Global Unit, then the Unit Agent shall cancel such Definitive Unit and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Unit Agent, the number of Units represented by the Global Unit to be increased accordingly. If no Global Unit is then outstanding, the Company shall issue and the Unit Agent shall authenticate a new Global Unit in the appropriate amount.

          (c) Transfer and Exchange of Global Units.  The transfer and exchange
              -------------------------------------
of Global Units or beneficial interests therein shall be effected through the Depositary, in accordance with this Unit Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

          (d) Exchange of a Beneficial Interest in a Global Unit for a
              --------------------------------------------------------
Definitive Unit.
---------------

       (i) Prior to the Separation Date, to the extent permitted by law, any person having a beneficial interest in a Global Unit may upon request exchange such beneficial interest for a Definitive Unit. Upon receipt by the Unit Agent of written instructions (or such other form of instructions as is customary for the Depositary) from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Unit and, the following additional information and documents:

               (A) If such beneficial interest is being delivered to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto);
                                              ---------

               (B) if such beneficial interest is being transferred to a Qualified Institutional Buyer (as defined in Rule 144A under the Act) in accordance with Rule 144A under the Act or pursuant to an effective registration statement under the Act, a certification to that effect (in substantially the form of Exhibit B hereto);
                            ---------

               (C) if such beneficial interest is being transferred (I) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Act or (II) pursuant to an exemption from registration in accordance with Rule 144 under the Act or
                    (III) pursuant to a private
                    placement exemption from the registration requirements of the Act (in the case of clauses (I), (II) and (III), based on an opinion of counsel if the Unit Agent so requests or if the Company so requests and notifies the Unit Agent), delivery of a Certificate of Transfer (in substantially the form of Exhibit B hereto) and a certification from the
                            ---------
                    applicable transferee (in substantially the form of Exhibit
                                                                        -------
                    C hereto);
                    -

               (D) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Act (and based on an opinion of counsel if the Unit Agent so requests or if the Company so requests and notifies the Unit Agent), a certification to that effect (in substantially the forms of Exhibits B and D hereto); or
                                               ----------     -

               (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Act (and based on an opinion of counsel if the Unit Agent so requests or if the Company so requests and notifies the Unit Agent), a certification to that effect (in substantially the form of Exhibit B hereto),
                                              ---------

          then the Unit Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Unit Agent, the aggregate amount of the Global Unit to be reduced and, following such reduction, the Company will execute and the Unit Agent will authenticate and deliver to the transferee at the principal office of the Unit Agent a Definitive Unit.

       (ii) Definitive Units issued in exchange for a beneficial interest in a Global Unit pursuant to this Section 5(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct in writing the Unit Agent. The Unit Agent shall deliver at the principal office of the Unit Agent such Definitive Units to the persons in whose names such Units are so registered.

          (e) Restrictions on Transfer and Exchange of Global Units.
              -----------------------------------------------------
Notwithstanding any other provisions of this Unit Agreement (other than the provisions set forth in subsection (f) of this Section 5), a Global Unit may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f) Authentication of Definitive Units in
              -------------------------------------
Absence of Depositary.  If at any time:
---------------------

       (i) the Depositary for the Units notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Unit and a successor Depositary for the Global Unit is not appointed by the Company within 90 days after delivery of such notice; or

       (ii) the Company, at its sole discretion, notifies the Unit Agent in writing that it elects to cause the issuance of Definitive Units under this Unit Agreement,

then the Company will execute, and the Unit Agent, upon written instruction of the Chairman of the Board, President or any Vice President of the Company, shall authenticate and deliver, Definitive Units, in an aggregate number equal to the aggregate number of Units represented by the Global Unit, in exchange for such Global Unit.

          (g)  Legends.
               -------

       (i) Except as permitted by the following paragraph (ii), each Unit Certificate evidencing the Global Units and the Definitive Units (and all Units issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) OR
     (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN INSTITUTIONAL "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER THEREOF, OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE UNIT AGENT AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,

     THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSONS" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     EACH UNIT REPRESENTED BY THIS SECURITY CONSISTS OF ONE NOTE OF $1,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2004 (THE "NOTES") OF UNIFI COMMUNICATIONS, INC. AND ONE WARRANT (THE "WARRANTS"), EACH WARRANT TO PURCHASE INITIALLY 27.524674 SHARES OF COMMON STOCK OF UNIFI COMMUNICATIONS, INC. THE NOTES AND WARRANTS WILL BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UPON THE EARLIEST TO OCCUR OF (i) 180 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE, (ii) THE EFFECTIVE DATE OF THE EXCHANGE OFFER (AS DEFINED IN THE INDENTURE), OR (iii) SUCH DATE AS MAY BE DETERMINED BY THE INITIAL PURCHASER (AS DEFINED IN THE INDENTURE)."

       (ii) Upon any sale or transfer of a Unit pursuant to Rule 144 under the Act or an effective registration statement under the Act:

               (A) in the case of any Unit that is a Definitive Unit, the Unit Agent shall permit the registered holder thereof to exchange such Unit for a Definitive Unit that does not bear the first paragraph of the legend set forth in clause (i) above and rescind any restriction on the transfer of such Unit; and

               (B) any such Unit represented by a Global Unit shall not be required to bear the first paragraph of the legend set forth in clause (i) above but shall continue to be subject only to the provisions of Section 5(c) hereof; provided, however,
                                                           --------  -------
                    that with respect to any request for an exchange of a Unit that is represented by a Global Unit for a Definitive Unit that does not bear the first paragraph of the legend set forth above, which request is made in reliance upon Rule 144 under the Act (and based on an opinion of counsel if the Company so requests and notifies the Unit Agent), the registered holder thereof shall certify in writing to the Unit Agent that such request is being made pursuant to Rule 144 under the Act (such certification to be substantially in the form of Exhibit B hereto).
                       ---------

          (h) Cancellation of a Global Unit.  At such time as all beneficial
              -----------------------------
interests in a Global Unit have either been exchanged for Definitive Units, redeemed, repurchased or cancelled, such Global Unit shall be returned to or retained and cancelled by the Unit Agent.

          (i) Obligations with Respect to Transfers and Exchanges of Definitive
              -----------------------------------------------------------------
Units.
-----

       (i) Prior to the Separation Date, to permit registrations of transfers and exchanges, the

               Company shall execute, and the Unit Agent is hereby authorized to authenticate in accordance with provisions of Section 4 and this
               Section 5, Definitive Units and Global Units as required pursuant to the provisions of this Section 5.

       (ii) All Definitive Units and Global Units issued upon any registration of transfer or exchange of Definitive Units or Global Units shall be the valid obligations of the Company, entitled to the same benefits under this Unit Agreement as the Definitive Units or Global Units surrendered upon the registration of transfer or exchange.

       (iii) Prior to due presentment for registration of transfer of any Unit, the Unit Agent and the Company may deem and treat the person in whose name any Unit is registered as the absolute owner of such Unit, and neither the Unit Agent nor the Company shall be affected by notice to the contrary.

       (iv) No service charge shall be made to a holder for any registration of transfer or exchange.

          SECTION 6.  Separation of the Notes and the Warrants.  After the
                      ----------------------------------------
Separation Date, the Notes and the Warrants represented by the Units shall be separately transferable. Upon presentation after the Separation Date of any Unit Certificate for exchange for Warrants and Notes or for registration of transfer or otherwise, (i) the Unit Agent shall notify the Trustee and the Warrant Agent of the number of Units so presented, the registered owner thereof, such owner's registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the registered holder thereof in connection therewith, (ii) the Trustee, if the requirements of the Indenture for such transaction are met, shall promptly authenticate, register and deliver a new Note or Notes equal in aggregate principal amount to the Notes represented by such Unit Certificate in accordance with the direction of such registered holder and (iii) the Warrant Agent, if the requirements for such transaction are met, shall promptly authenticate, register and deliver a new Warrant certificate or certificates for the number of Warrants previously represented by such Unit Certificate in accordance with the directions of such registered holder. The Warrant Agent and the Trustee will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

          Following the Separation Date, no Unit Certificates shall be issued upon registration of transfer or exchange of Unit Certificates, or otherwise.

          SECTION 7.  Rights of Unit Holders.  The registered owner of a Unit
                      ----------------------
Certificate shall have all the rights and privileges of a registered owner of the principal amount of Notes represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes.

          SECTION 8.  Unit Agent.  The Unit Agent undertakes the duties and
                      ----------
obligations imposed by this Agreement upon the following terms and conditions, by which the Company and the holders of Units, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Unit Certificates shall be taken as statements of the Company, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as describe the Unit Agent. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise specifically provided.

          (b) The Unit Agent shall not be responsible for any failure of the Company to comply with any of the covenants in this Agreement, the Unit Certificates, the Warrant Agreement or the Indenture.

          (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Unit Agent shall incur no liability or responsibility to the Company or to any holder of any Unit in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Unit Agent shall incur no liability or responsibility to the Company or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by the Unit Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Company agrees to pay to the Unit Agent compensation for all services rendered by the Unit Agent in connection with the execution and performance of this Agreement at such rates as have been separately agreed to by the Company and the Unit Agent and to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Unit Agent in the execution and performance of this Agreement. The Company shall indemnify the Unit Agent and its agents and save each of them harmless against any and all losses, liabilities and expenses, including judgments, costs and counsel fees and the costs and expenses of investigating or defending any claim of such liability, for any action taken or omitted by the Unit Agent or its agents in the execution of and performance of its obligations under this Agreement except as a result of its negligence or bad faith. The Unit Agent shall notify the Company promptly of any claim for which it may seek indemnity; provided that
                                                            --------
     failure by the Unit Agent to so notify the Company shall not relieve its obligations hereunder. The Company shall defend the claim and the Unit Agent shall cooperate in the defense. The Unit Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (f) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

          (g) The Unit Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Units or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Company or for any other legal entity.

          (h) The Unit Agent shall act hereunder solely as agent for the Company, its duties shall be determined solely by the provisions hereof and no implied covenants or obligations shall be read into this Agreement against the Unit Agent. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (i) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Agreement. However, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

          (j) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the documents.

          (k) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed and monitored in good faith and with due care.

          (l) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged or delivered all such further acts, instruments and assurances as may reasonably be required by the Unit Agent in order to enable it to carry out or perform its duties under this Agreement.

          SECTION 9.  Change of Unit Agent. The Unit Agent may resign at any
                      --------------------
time by so notifying the Company. If the Unit Agent shall resign or become incapable of acting as Unit Agent, the Company shall appoint a successor to such Unit Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity or resignation by the Unit Agent or by the registered holder of a Unit Certificate, then the registered holder of any Unit Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Unit Agent. Pending appointment of a successor to such Unit Agent, either by the Company or by such a court, the duties of the Unit Agent shall be carried out by the Company. After appointment, the successor to the Unit Agent shall be vested with the same powers, rights, duties and responsibilities as it if had been originally named as Unit Agent without further act or deed; but the former Unit Agent, after the payment of all outstanding amounts owed to it hereunder, shall deliver and transfer to the successor to the Unit Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to give any notice provided for in this
Section 9, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Unit Agent. The provisions of
Section 8 with respect to any Unit Agent shall survive such Unit Agents resignation or removal and the termination of this Agreement.

          SECTION 10.  Successor Unit Agent by Merger, Etc.  If the Unit Agent
                       -----------------------------------
consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Unit Agent.

          SECTION 11.  Notices to the Company and Unit Agent, Trustee and
                       --------------------------------------------------
Transfer Agent.  Any notice or demand authorized by this Agreement to be given
--------------
or made to or on the Company shall be sufficiently given or made when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage paid, addressed (until another telecopy number or address is filed in writing by the Company with the Unit Agent, the Trustee and the Warrant Agent), as follows:

          UNIFI Communications, Inc.
          900 Chelmsford Street
          Suite 312
          Lowell, MA  01851
          Facsimile No.:  (508) 551-7698
          Attention:  General Counsel

          With a copy to:

          Latham & Watkins
          885 Third Avenue
          New York, NY  10022-4802
          Facsimile No.:  (212) 751-4864
          Attention:  Kirk Davenport, Esq.


          In case the Company shall fail to maintain such office or shall fail to give such notice of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Unit Agent.

          Any notice pursuant to this Agreement to be given by the Company or by registered holder(s) of any Unit Certificate to the Unit Agent, the Trustee or the Warrant Agent shall be sufficiently given when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage prepaid, addressed (until another telecopy number or address is filed in writing by the class or registered, postage prepaid, addressed (until another telecopy number or address is filed in writing by the Unit Agent, the Trustee and the Warrant Agent with the Company), as follows:

          Fleet National Bank
          1 Federal Street
          Boston, MA  02110
          Facsimile No.:  (617) 346-5501
          Attention:   Corporate Trust
                       Administration

          Any notice to be mailed to a registered holder of Units shall be mailed to each holder at its address as it appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, the Trustee and the Warrant Agent. The Unit Agent shall furnish the Company, the Trustee or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the registered holders of the Units, the Notes or the Common Stock and at such other times as may be reasonably requested.

          SECTION 12.  Supplements and Amendments.  The Company and the Unit
                       --------------------------
Agent may from time to time supplement or amend this Agreement without the approval of any registered holders of Units in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the

Company, the Trustee, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not, as evidenced by an opinion of counsel delivered to the Unit Agent, the Trustee and the Warrant Agent, in any way adversely affect the interests of the registered holders of Units. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of the registered holders of not less than a majority of the outstanding Units. Each of the Unit Agent, the Trustee and the Warrant Agent shall be entitled to receive and, subject to
Section 8 shall be fully protected in relying upon an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign any amendment or supplement until the Company's board of directors approves it.

          SECTION 13.  Successors.  All the covenants and provisions of this
                       ----------
Agreement by or for the benefit of the Company, the Trustee, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 14.  Governing Law.  THIS AGREEMENT AND EACH UNIT CERTIFICATE
                       -------------
ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          SECTION 15.  Benefits of This Agreement.  Nothing in this Agreement
                       --------------------------
shall be construed to give to any person or corporation other than the Company, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Units any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.

          SECTION 16.  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 17.  Headings.  The headings in this Agreement are for
                       --------
convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

          SECTION 18.  Severability.  The provisions of this Unit Agreement are
                       ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Unit Agreement in any jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                         UNIFI COMMUNICATIONS, INC.


                         By:   /s/ Thomas P. Sosnowski
                              ---------------------------
                              Name:
                              Title:


                         FLEET NATIONAL BANK,
                          as Unit Agent


                         By:   /s/ Michael Quaile
                              ---------------------
                              Name:
                              Title:


                         FLEET NATIONAL BANK,
                          as Trustee


                         By:   /s/ Michael Quaile
                              ---------------------
                              Name:
                              Title:


                         FLEET NATIONAL BANK,
                          as Warrant Agent


                         By:   /s/ Michael Quaile
                              ---------------------
                              Name:
                              Title:

                                                            EXHIBIT A

                                [FORM OF SECURITY]

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) OR
     (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN INSTITUTIONAL "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER THEREOF, OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE UNIT AGENT AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,

     THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSONS" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     EACH UNIT REPRESENTED BY THIS SECURITY CONSISTS OF ONE NOTE OF $1,000 PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2004 (THE "NOTES") OF UNIFI COMMUNICATIONS, INC. AND ONE WARRANT (THE "WARRANTS"), EACH WARRANT TO PURCHASE INITIALLY 27.524674 SHARES OF COMMON STOCK OF UNIFI COMMUNICATIONS, INC. THE NOTES AND WARRANTS WILL BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UPON THE EARLIEST TO OCCUR OF (i) 180 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE, (ii) THE EFFECTIVE DATE OF THE EXCHANGE OFFER (AS DEFINED IN THE INDENTURE), OR (iii) SUCH DATE AS MAY BE DETERMINED BY THE INITIAL PURCHASER (AS DEFINED IN THE INDENTURE)."

     [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR UNITS IN CERTIFICATED FORM, THIS UNIT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]/1/

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES


----------
/1/  This paragraph is to be included only if the Unit is in global form.

     OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.17 OF THE INDENTURE.

     FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THE NOTE COMPRISING A PART OF THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 OF PRINCIPAL AMOUNT (1) THE "ISSUE PRICE" IS $
     ; (2) THE "STATED REDEMPTION PRICE AT MATURITY" IS $        ; (3) THE
     AMOUNT OF ORIGINAL ISSUE DISCOUNT (THE EXCESS OF THE "STATED REDEMPTION
     PRICE AT MATURITY" OVER THE "ISSUE PRICE") IS $      ; (4) THE ISSUE DATE
     IS FEBRUARY 21, 1997; AND (5) THE YIELD TO MATURITY (COMPOUNDED SEMI-
     ANNUALLY) IS     %.

                                UNIFI COMMUNICATIONS, INC.

                                175,000 Units Consisting of $175,000,000
                                 Principal Amount
                                14% Senior Notes due 2004 and
                                175,000 Warrants to
                                purchase initially
                                4,816,818 Shares
                                of Common Stock of
                                Unifi Communications, Inc.

No.                                                   CUSIP No.

          Unifi Communications, Inc., a Delaware corporation ("the Company"),
hereby certifies that [                 ] is the owner of [
] Units as described above, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

          Each Unit consists of $1,000 principal amount of 14% Senior Notes due 2004 of the Company (the "Notes") and one Warrant (the "Warrants") to purchase initially 27.524674 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). This Unit is issued pursuant to the Unit Agreement (the "Unit Agreement") dated as of February 21, 1997 between the Company and Fleet National Bank, as unit agent (the "Unit Agent"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes are governed by an Indenture (the "Indenture") dated as of February 21, 1997 between the Company and Fleet National Bank, as trustee (the "Trustee"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The Notes are also subject to the terms and provisions of the Escrow Agreement (the "Escrow Agreement") dated as of February 21, 1997 between the Company and Fleet National Bank, as escrow agent (the "Escrow Agent"), all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Warrants are governed by the warrant agreement (the "Warrant Agreement") dated as of February 21, 1997 between the Company and Fleet National Bank, as warrant agent (the "Warrant Agent"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions in each of the Unit Agreement, Indenture, the Warrant Agreement, the Escrow Agreement and this Unit Certificate, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement, the Indenture, the Warrant Agreement and the Escrow Agreement are on file at the office of Fleet National Bank, 1 Federal Street, Boston, Massachusetts 02211, Attention: Corporate Trust Administration, and are available to any holder on written request and without cost.

          The Notes and the Warrants represented by this Unit Certificate shall be non-detachable and not separately transferable until the earliest to occur of
(i) 180 days after the date of original issuance, (ii) the effective date of the Exchange Offer or (iii) such date as may be determined by the Initial Purchaser (as defined in the Indenture) and specified to the Company, the Trustee, the Warrant Agent and the Unit Agent in writing.

Dated:

                              UNIFI COMMUNICATIONS, INC.


                              By:
                                 Name:
                                 Title:



Certificate of Authentication:
     This is one of the Units
     referred to in the within
     mentioned Unit Agreement.

FLEET NATIONAL BANK,
as Unit Agent


By:_____________________________
  Authorized Signatory

                                UNIFI COMMUNICATIONS, INC.


           175,000 Units Consisting of $175,000,000 Principal Amount
                         14% Senior Notes due 2004 and
               175,000 Warrants to purchase initially 4,816,818
                            Shares of Common Stock
                         of UNIFI Communications, Inc.



                          PROVISIONS RELATING TO THE
                           14% SENIOR NOTES DUE 2004

                      14% SERIES B SENIOR NOTES DUE 2004

          1.  Indenture.  UNIFI Communications, Inc., a Delaware corporation
              ---------
(the "Company"), issued the Securities (as defined below) under an Indenture, dated as of February 21, 1997 (the "Indenture"), between the Company and Fleet National Bank, a national banking association, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture). This Security is one of a duly authorized issue of Initial Securities of the Company designated as its 14% Senior Notes due 2004 (the "Initial Securities"). The Securities are limited (except as otherwise provided in the Indenture) in aggregate principal amount to $175,000,000. The Securities include the Initial Securities and the Exchange Securities (as defined below) issued in exchange for the Initial Securities pursuant to the Indenture. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          2.  Redemption.
              ----------

          (a)  Optional Redemption.  The Securities are subject to redemption,
               -------------------
at the option of the Company, in whole or in part, at any time on or after March 1, 2001, upon not less than 30 nor more than 60 days' prior notice, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest, if any, to the Redemption Date if redeemed during the 12-month period beginning on March 1 of the years indicated below:

                                              Redemption
          Year                                   Price
                                              ----------

          2001                                114.000%
          2002                                107.000%
          2003 and thereafter                 103.500%

          (b)  Optional Redemption upon Certain Public Offerings.  In the event
               -------------------------------------------------
that on or prior to March 1, 2000, the Company consummates one or more public offerings of its Common Stock, the Company may, at its option, redeem from the proceeds of such public offerings no later than 60 days following the consummation of such offering, up to 33% of the aggregate principal amount of the Securities originally issued at a Redemption Price equal to 114% of the aggregate principal amount thereof on the date of redemption of the Securities so redeemed; provided, however, that immediately after giving effect to any such
             --------  -------
redemption, not less than 67% of the aggregate principal amount of the Securities originally issued remains outstanding.

          (c)  Interest Payments.  In the case of any redemption of Securities,
               -----------------
interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          (d)  Partial Redemption.  In the event of redemption of this Security
               ------------------
in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          3.  Offers to Purchase.  Sections 4.12 and 4.13 of the Indenture
              ------------------
provide that upon the occurrence of a Change of Control and following certain Asset Sales, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities in accordance with the procedures set forth in the Indenture.

          4.  Defaults and Remedies.  If an Event of Default shall occur and be
              ---------------------
continuing, the principal amount of all of the outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

          5.  Defeasance.  The Indenture contains provisions (which provisions
              ----------
apply to this Security) for defeasance at any time of (a) the entire indebtedness of the Company under this Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

          6.  Amendments and Waivers.  The Indenture permits, with certain
              ----------------------
exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than two-thirds in aggregate principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and this Security and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          7.  Denominations, Transfer and Exchange.  The Securities are issuable
              ------------------------------------
only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the security register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          8.  Persons Deemed Owners.  Prior to and at the time of due
              ---------------------
presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          9.  Governing Law.  This Security shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, without regard to conflicts of law principles.

          10.  Registration Rights.  Pursuant to the Registration Rights
               -------------------
Agreement between the Company and the Initial Purchaser, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Initial Security shall have the right to exchange this Initial Security for the Company's Series B 14% Senior Notes due 2004 (the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders of the Initial Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          11.  Escrow Agreement.  Pursuant to the terms of the Escrow Agreement
               ----------------
dated as of February 21, 1997 between the Company and Fleet National Bank as Escrow Agent, the Company has deposited the Initial Escrow Amount into the Escrow Account. The Initial Escrow Amount, together with the proceeds from the investment thereof, represents funds that will be sufficient to pay two years' interest on the Securities. The Trustee, for the benefit of the holders of the Securities, has been granted a security interest in the Collateral.

                SCHEDULE OF EXCHANGES OF CERTIFICATED UNITS/2/
                -------------------------------------------


The following exchanges of a part of this Global Unit for certificated Units have been made:


                                            Number of

                                          Units of
            Amount of      Amount of      this Global
            decrease in    increase in    Unit            Signature of
            Number of      Number of      following       authorized
Date of     Units of this  Units of this  such decrease   officer of
Exchange    Global Unit    Global Unit    (or increase)   Unit Agent

--------------------------------------------------------------------------------



----------
/2/  This is to be included only if the Unit is in global form.

                                                                       EXHIBIT B



                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                      OR REGISTRATION OF TRANSFER OF UNITS


Re: Units (the "Units") each consisting of $1,000 principal amount of 14% Senior Notes due 2004 of UNIFI Communications, Inc. and one Warrant (the "Warrants") to purchase initially 27.524674 shares of Common Stock of UNIFI Communications, Inc.

          This Certificate relates to ____ Units held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

The Transferor:*

     [ ]  has requested the Unit Agent by written order to deliver in exchange
      -
for its beneficial interest in the Global Unit held by the Depositary a Unit or Units in definitive, registered form equal to its beneficial interest in such Global Unit (or the portion thereof indicated above); or

     [ ]  has requested the Unit Agent by written order to exchange or register
      -
the transfer of a Unit or Units.

          In connection with such request and in respect of each such Unit, the Transferor does hereby certify that Transferor is familiar with the Unit Agreement relating to the above captioned Units, and that the transfer of this Unit does not require registration under the Securities Act of 1933, as amended (the "Act"), because*:

     [ ]   Such Unit is being acquired for the Transferor's own account, without
      -
transfer (in satisfaction of Section 5 of the Unit Agreement).

     [ ]   Such Unit is being transferred (i) to a qualified institutional buyer
      -
(as defined in Rule 144A under the Act) in reliance on Rule 144A or (ii) pursuant to an exemption from registration in accordance with Rule 904 under the Act (and, in the case of clause (ii), based on an opinion of counsel if the Company or the Unit Agent so requests) and together with a certification in substantially the form of Exhibit D to the Unit Agreement in accordance with Regulation S under the Act.

     [_]    Such Unit is being transferred (i) in accordance with Rule 144 under the Act (and based on an opinion of counsel if the Company or the Unit Agent so requests) or (ii) pursuant to an effective registration statement under the Act.

     [_]    Such Unit is being transferred to an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act pursuant to a private placement exemption from the registration requirements of the Act (together with a certification in substantially the form of Exhibit C to the Unit Agreement and based on an opinion of counsel if the Company or the Unit Agent so requests).

     [_]    Such Unit is being transferred in reliance on another exemption from the registration requirement of the Act (and based on an opinion of counsel if the Company or the Unit Agent so requests).


                              ______________________________
                              [INSERT NAME OF TRANSFEROR]

                              By:  _________________________

Date:  _____________
       *Check applicable box.

                                                            EXHIBIT C



                      FORM OF CERTIFICATE TO BE DELIVERED
                          BY ACCREDITED INSTITUTIONS


                                                            ____________, ____

Fleet National Bank,
  as Unit Agent
Attention:  Corporate Trust
            Department


Ladies and Gentlemen:

          In connection with our proposed purchase of certain Units (the
"UNITS") consisting of $[    ] aggregate principal amount of 14% Senior Notes
due 2004 and [      ] Warrants to purchase initially 27.524674 shares of common stock, par value $.01 per share, of UNIFI Communications, Inc., a Delaware corporation (the "Company"), we represent that:

            (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "ACT") (an INSTITUTIONAL "ACCREDITED INVESTOR"), or an entity in which all of the equity owners are Institutional Accredited Investors;

            (ii) any purchase of Units will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion;

            (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Units and we and any accounts for which we are acting are able to bear the economic risks of our or their investment;

            (iv) we are not acquiring Units with a view to any distribution thereof in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

            (v) we acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Units.

          We understand that the Units have not been registered under the Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Units, that such Units may be offered, resold, pledged or otherwise transferred only (i) to a person whom we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Act) in a transaction meeting the requirements of Rule 144A under the Act, outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act (and, unless such transfer occurs in a transaction meeting the requirements of Rule 144A, based upon an opinion of counsel if the Company or you so requests), in a transaction meeting the requirements of another exemption under the Securities Act (and based on an opinion of counsel if the Company or you so requests), (ii) to the Company or (iii) pursuant to an effective registration statement under the Act, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the Unit Agent will not be required to accept for registration of transfer any Units, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Units purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Units from us a notice advising such person that resales of the Units are restricted as stated herein.

          We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

          THIS LETTER SHALL BE DEEMED TO BE CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                              Very truly yours,



                              _________________________________
                              [Name of Transferor]



                              By:______________________________
                                Name:
                                Title:
                                Address:

                                                                       EXHIBIT D


               FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                    WITH TRANSFERS PURSUANT TO REGULATION S


                                                    _______________, ____


Fleet National Bank,
  as Unit Agent
Attention:  Corporate Trust
              Department

Ladies and Gentlemen:

          In connection with our proposed sale of certain Units (the "UNITS")
consisting of $[      ] aggregate principal amount of 14% Senior Notes due 2004
and [      ] Warrants to purchase initially 27.524674 shares of common stock, par value $.01 per share, of UNIFI Communications, Inc., a Delaware corporation (the "COMPANY"), we represent that:

            (i) the offer of the Units was not made to a person in the United States;

            (ii) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

            (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act of 1933, as amended (the "ACT"), as applicable;

            (iv) the transaction is not part of a plan or scheme by us to evade the registration requirements of the Act; and

            (v) we have advised the transferee of the transfer restrictions applicable to the Units.

          You, the Company and counsel for the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or
official inquiry with respect to the matters covered hereby.   Terms used in
this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [Name of Transferor]


                              By:_______________________
                                Name:
                                Title:
                                Address:

                                      D-2